PHL VARIABLE ACCUMULATION ACCOUNT

                         SUPPLEMENT DATED JUNE 25, 2001
                                       TO
                        PROSPECTUSES DATED MARCH 30, 2001

     The demutualization plan of Phoenix Home Life Mutual Insurance Company was approved by its Board of Directors and by the New York Superintendent of Insurance. Therefore, the demutualization is being put into place effective June 25, 2001. The following changes are necessitated by that demutualization.

   All references to Phoenix Home Life Mutual Insurance Company now refer to
                        Phoenix Life Insurance Company.

THE FOLLOWING REPLACES THE FIRST PARAGRAPH IN THE SECTION TITLED "PHL VARIABLE AND THE ACCOUNT":

     We are PHL Variable Life Insurance Company, a Connecticut stock life insurance company. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

     We are an indirect, wholly-owned subsidiary of Phoenix Life Insurance Company ("Phoenix Life"). On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company. As part of the demutualization, Phoenix Life became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation.

     Our executive office is located at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900.

THE FOLLOWING REPLACES THE FINAL PARAGRAPH UNDER THE HEADING "INVESTMENT ADVISORS" IN THE SECTION TITLED "INVESTMENTS OF THE ACCOUNT":

     PIC, DPIM and Engemann are indirect, wholly-owned subsidiaries, and Seneca is a partially-owned subsidiary, of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc. PVA is a wholly-owned subsidiary of PM Holdings, Inc.

THE INFORMATION IN THE SECTION TITLED "SALES OF VARIABLE ACCUMULATION CONTRACTS" OR "SALES OF CONTRACTS" IS REPLACED BY THE FOLLOWING:

     Policies may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell PHL Variable insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix Life. WSG is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of PHL Variable. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the policies. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly-owned subsidiary of The Phoenix Companies and is an affiliate of PHL Variable.

     Policies may also be purchased through other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreement provided by PEPCO.



               READ AND KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.